                VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT FUND
                        SUPPLEMENT DATED JANUARY 2, 1998
                     TO THE PROSPECTUS DATED APRIL 30, 1997

    The section of the Prospectus captioned "HOW TO BUY SHARES -- OTHER PURCHASE INFORMATION" hereby is supplemented by adding the following:

    The Distributor is sponsoring a sales incentive program for A.G. Edwards & Sons, Inc. ("A.G. Edwards"). The Distributor will reallow its portion of the Fund's sales concession to A.G. Edwards on sales of Class A shares of the Fund relating to the "rollover" of any savings into an Individual Retirement Account ("IRA"), the transfer of assets into an IRA and contributions to an IRA, commencing on January 1, 1998 and terminating on April 15, 1998.